                              VENATOR GROUP, INC.

                                                              September 26, 2001

Dear Shareholder:

    We invite you to attend a special meeting of shareholders of Venator Group, Inc. to be held on Thursday, November 1, 2001, at 9:00 A.M., local time, at our offices located at 112 West 34th Street, New York, New York 10120. At the special meeting you will be asked to consider and vote on a proposal to amend the Company's Certificate of Incorporation to change our name to Foot Locker, Inc. as described in the proxy statement accompanying this letter.

    We are seeking your support for this proposal because we believe that the Foot Locker name better defines our business as it exists today. Together with our Foot Locker, Lady Foot Locker, Kids Foot Locker, Champs Sports and Footlocker.com/Eastbay businesses, we are a leading global specialty retailer of athletic footwear and apparel. In addition, the Foot Locker name is recognized as a world-class brand and represents an important connection with our customers.

    Your vote is very important to us. Whether or not you plan to attend the special meeting, please vote your shares by using one of the methods described in the accompanying proxy statement. We encourage you to vote your shares as soon as possible.

    Thank you for your continued support.

Sincerely,

J. Carter Bacot                           Matthew D. Serra
Chairman of the Board                     President and Chief Executive Officer

                              VENATOR GROUP, INC.
                              112 WEST 34TH STREET
                            NEW YORK, NEW YORK 10120

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

DATE:               November 1, 2001

TIME:               9:00 A.M., local time

PLACE:              Venator Group, Inc., 112 West 34th Street, New York, New
                    York 10120

RECORD DATE         Shareholders of record on September 21, 2001 can vote at
                    this meeting.

ITEMS OF BUSINESS:  (1) To approve a proposal to amend the Company's Certificate of Incorporation to change the name of the Company to Foot
                        Locker, Inc.

                    (2) To transact such other business as may properly come
                        before the meeting and at any adjournment or postponement.

PROXY VOTING:       Your vote is important to us. Please vote in one of these
                    ways:

                    (1) use the toll-free telephone number shown on your proxy card,

                    (2) visit the web site listed on your proxy card to vote via the Internet,

                    (3) follow the instructions on your proxy materials if your shares are held in street name, or

                    (4) complete and promptly return your proxy card in the
                        enclosed postage-paid envelope.

                    Even if you plan to attend the special meeting, we encourage you to vote in advance using one of these methods.

                                                      GARY M. BAHLER
                                                      Secretary

September 26, 2001

                              VENATOR GROUP, INC.
                              112 WEST 34TH STREET
                            NEW YORK, NEW YORK 10120
                           --------------------------
                                PROXY STATEMENT
                           --------------------------

GENERAL INFORMATION

    We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors of Venator Group, Inc. for a special meeting of shareholders to be held on Thursday, November 1, 2001 at 9:00 A.M., local time, and for any adjournments or postponements of this meeting. The purpose of the special meeting is to consider and vote on a proposal to amend our Certificate of Incorporation to change the name of the Company to Foot Locker, Inc. In this proxy statement we refer to Venator Group, Inc. as 'the Company,' 'we,' or 'us.' We intend to mail this proxy statement and the proxy card to shareholders beginning on or about September 26, 2001.

    The enclosed proxy card shows the number of shares of Common Stock registered in the name of each shareholder of record on September 21, 2001, the record date for the special meeting. Proxy cards also show, if applicable, the number of shares held in the Company's 401(k) Plan.

    Unless contrary instructions are marked on the proxy card, all shares represented by valid proxies received through this solicitation (and not revoked) will be voted FOR the proposal to amend the Certificate of Incorporation to change the Company's name to Foot Locker, Inc. If you specify a different choice on the proxy card, your shares will be voted as specified.

ADMISSION TO THE MEETING

    Attendance at the meeting will be limited to shareholders as of the record date (or their authorized representatives) having an admission ticket or evidence of their share ownership, and guests of the Company. Seating at the meeting will be limited. If you plan to attend the meeting, please mark the appropriate box on your proxy card, and we will mail an admission ticket to you. You may also request an admission ticket if you are voting by telephone or via the Internet by responding to the appropriate prompts offered in those methods.

    If your shares are held in the name of a bank, broker, or other holder of record and you plan to attend the meeting, you can obtain an admission ticket in advance by providing proof of your ownership, such as a bank or brokerage account statement, to the Corporate Secretary at Venator Group, Inc., 112 West 34th Street, New York, New York 10120. If you do not obtain an admission ticket, you must show proof of your ownership of the Company's Common Stock at the registration tables at the door.

OUTSTANDING VOTING STOCK

    The only voting securities of Venator Group are the shares of Common Stock. Only shareholders of record on the books of the Company at the close of business on September 21, 2001 are entitled to vote at the special meeting and any adjournments or postponements. Each share is entitled to one vote. There were XXX,XXX,XXX shares of Common Stock outstanding on the record date.

VOTE REQUIRED

    The affirmative vote of a majority of all outstanding shares of Common Stock entitled to vote at this meeting will be required to approve the proposal to amend the Company's Certificate of Incorporation to change the name of the Company.

METHOD OF COUNTING VOTES

    Votes will be counted and certified by independent inspectors of election. New York law and our By-laws require that a majority of the votes that shareholders are entitled to cast be present either in person or by proxy to constitute a quorum for the transaction of business. Abstentions and broker non-votes, which occur when brokers do not receive voting instructions from their customers on non-routine matters and, consequently, the brokers have no discretion to vote on those matters, will be considered in determining the number of votes required to attain a majority of the outstanding shares. An abstention or broker non-vote will have the same legal effect as a vote against the proposal to amend the Certificate of Incorporation to change the Company's name because this proposal requires the affirmative vote of a majority of all outstanding shares entitled to vote in order to be approved.

    The Company's Certificate of Incorporation and By-laws do not contain any provisions on the effect of abstentions or broker non-votes.

METHOD AND COST OF PROXY SOLICITATION

    Proxies may be solicited, without additional compensation, by directors, officers or employees of the Company by mail, telephone, facsimile, telegram, in person or otherwise. We will bear the cost of the solicitation of proxies, including the preparation, printing and mailing of the proxy materials. In addition, we will request banks, brokers and other custodians, nominees and fiduciaries to deliver proxy material to the beneficial owners of the Company's stock and obtain their voting instructions. The Company will reimburse those firms for their expenses in accordance with the rules of the Securities and Exchange Commission and the New York Stock Exchange. In addition, we have retained Innisfree M&A Incorporated to assist us in the solicitation of proxies for a fee of $10,000 plus out of pocket expenses.

HOW TO VOTE YOUR SHARES

VOTE BY TELEPHONE

    You can vote your shares by telephone by calling the toll-free telephone number on your proxy card. Telephone voting is available 24 hours a day and will be accessible until 12:01 A.M. on November 1, 2001. The voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate shareholders by using individual control numbers. IF YOU VOTE BY TELEPHONE, YOU DO NOT NEED TO RETURN YOUR PROXY CARD. If you are located outside the U.S. and Canada, please see your proxy card for additional instructions. If you are an owner in street name, please follow the instructions that accompany your proxy materials.

VOTE BY INTERNET

    You can also choose to vote via the Internet. The web site for Internet voting is listed on your proxy card. Internet voting is available 24 hours a day and will be accessible until 12:01 A.M. on

November 1, 2001. As with telephone voting, you will be given the opportunity to confirm that your instructions have been properly recorded. IF YOU VOTE VIA THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD. If you are an owner in street name, please follow the instructions that accompany your proxy materials.

VOTE BY MAIL

    If you choose to vote by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided.

VOTING AT THE SPECIAL MEETING

    You may also vote by ballot at the meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

    All shares that have been properly voted and not revoked will be voted at the special meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

VOTING ON OTHER MATTERS

    If any other matters are properly presented at the special meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. At the date this Proxy Statement went to press, we did not know of any other matter to be raised at this meeting.

CONFIDENTIAL VOTING

    The Company has a policy that our shareholders be provided privacy in voting. All proxy cards, voting instructions, ballots and voting tabulations identifying shareholders are held permanently confidential from the Company, except (i) as necessary to meet any applicable legal requirements, (ii) when disclosure is expressly requested by a shareholder or where a shareholder makes a written comment on a proxy card, (iii) in a contested proxy solicitation, or
(iv) to allow independent election inspectors to tabulate and certify the vote. The tabulators and inspectors of election are independent and are not employees of the Company.

REVOKING YOUR PROXY

    You may revoke your proxy at any time prior to its use by submitting to the Company a written revocation, submitting a duly executed proxy bearing a later date, or providing subsequent telephone or Internet voting instructions. In addition, any shareholder who attends the meeting in person may vote by ballot at the meeting, which would cancel any proxy previously given.

REQUEST ELECTRONIC DELIVERY OF PROXY DOCUMENTS

    Shareholders may request that future annual reports and proxy statements be sent to them via the Internet. If you vote your shares by telephone or via the Internet, follow the prompts to request e-mail delivery of future materials. Please see your proxy card for further information.

                  BENEFICIAL OWNERSHIP OF THE COMPANY'S STOCK

DIRECTORS AND EXECUTIVE OFFICERS

    The table below sets forth, as reported to the Company, the number of shares of Common Stock beneficially owned as of August 31, 2001, by each of the directors and the named executive officers from the proxy statement dated May 1, 2001 in connection with our 2001 annual meeting of shareholders. The table also shows the beneficial ownership of the Company's stock by all directors, the named executive officers, and the executive officers as a group on that date, including shares of Common Stock that they have a right to acquire within 60 days after August 31, 2001 by the exercise of options that have been granted under the Company's stock option plans.

    No director, named executive officer or executive officer beneficially owned one percent or more of the total number of outstanding shares of Common Stock as of August 31, 2001.

    Except as otherwise noted in a footnote below, each person has sole voting and investment power with respect to the number of shares shown.

                   AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

                                                                     STOCK OPTIONS
                                                COMMON STOCK       EXERCISABLE WITHIN    TOTAL SHARES OF
                                             BENEFICIALLY OWNED        60 DAYS OF          COMMON STOCK
                   NAME                     EXCLUDING OPTIONS(a)        8/31/01         BENEFICIALLY OWNED
                   ----                     --------------------        -------         ------------------
J. Carter Bacot...........................          9,835                  1,568               11,403
Purdy Crawford............................         36,920(b)               1,568               38,488
Jeffrey L. Berk...........................         20,525                104,998              125,523
Philip H. Geier Jr. ......................         21,863                  1,568               23,431
Jarobin Gilbert Jr. ......................          3,918                  1,568                5,486
Bruce L. Hartman..........................         92,206                109,166              201,154
James E. Preston..........................         43,375                  1,568               44,943(c)
David Y. Schwartz.........................          9,524                  1,568               11,092
Matthew D. Serra..........................        362,319                250,000              612,319
Christopher A. Sinclair...................          8,996                  1,568               10,564
Cheryl Turpin.............................          2,302                    -0-                2,302
Dona D. Young.............................          4,605                    -0-                4,605
Dale W. Hilpert(d)........................            -0-                600,000              600,000
Dennis M. Lee(d)..........................            108                    -0-                  108
All 18 directors and executive officers as
  a group, including the named executive
  officers................................        715,413              1,386,203            2,101,666(e)

---------

 (a) This column includes shares held in the Company's 401(k) Plan.

 (b) 35,520 shares are held by a private Canadian company of which Mr. Crawford is the sole director and officer. Mr. Crawford and a family trust are the shareholders of the private company, with Mr. Crawford holding voting control.

 (c) Excludes 50 shares of Common Stock owned by Mr. Preston's stepchildren, with respect to which Mr. Preston disclaims beneficial ownership.

 (d) Former executive officer shown in the Summary Compensation Table in the Company's proxy statement for the 2001 annual meeting of shareholders. Executive's employment with the Company terminated in 2001. Information in the table is based solely on the Company's records.

 (e) This figure represents approximately x.xx percent of the shares of Common Stock outstanding at the close of business on August 31, 2001. It includes all of the shares referred to in the table and footnotes (a) and (c) above.

PERSONS OWNING MORE THAN FIVE PERCENT OF THE COMPANY'S STOCK

    Following is information regarding shareholders who beneficially own more than five percent of the Company's Common Stock according to documents filed by those shareholders with the SEC. To the best of our knowledge, there are no other shareholders who beneficially own more than five percent of a class of the Company's voting securities.

                                                                AMOUNT AND
                    NAME AND ADDRESS                            NATURE OF         PERCENT
                   OF BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP   OF CLASS
                   -------------------                     --------------------   --------
Greenway Partners, L.P. .................................       16,599,522(a)      11.88%(a)
Greentree Partners, L.P.
Greenhut, L.L.C., Greenbelt Corp.,
Greensea Offshore, L.P.
Greenhouse Partners, L.P.,
Greenhut Overseas, L.L.C.,
Alfred D. Kingsley, and
Gary K. Duberstein
277 Park Avenue
New York, NY 10172

FMR Corp., Edward C. Johnson 3d, ........................       15,748,938(b)      11.42%(b)
and Abigail P. Johnson
82 Devonshire Street
Boston, MA 02109

---------

 (a) Reflects shares beneficially owned as of July 31, 2001, according to a Form 4 Report filed with the SEC. As reported in such Form 4 and in Amendment No. 12 to the Schedule 13D filed with the SEC, Greenway Partners L.P. holds sole voting and dispositive power with respect to 2,350,000 shares; Greentree Partners L.P. holds sole voting and dispositive power with respect to 1,500,900 shares; Greenhouse Partners, L.P. holds shared voting and dispositive power with respect to 2,350,000 shares; Greenhut, L.L.C. holds shared voting and dispositive power with respect to 1,500,900 shares; Greenbelt Corp. holds sole voting and dispositive power with respect to 9,666,322 shares; Greensea Offshore, L.P. holds sole voting and dispositive power with respect to 2,250,000 shares; Greenhut Overseas, L.L.C. holds shared voting and dispositive power with respect to 2,250,000 shares; Alfred D. Kingsley holds sole voting and dispositive power with respect to 832,300 shares; Alfred D. Kingsley and Gary K. Duberstein hold shared voting and dispositive power with respect to 15,767,222 shares.

 (b) Reflects shares beneficially owned as of December 31, 2000, according to a statement on Schedule 13G filed with the SEC. As reported in the 13G, Fidelity Management and Research Company ('Fidelity'), a wholly owned subsidiary of FMR Corp. ('FMR') and an investment adviser, is the beneficial owner of 13,672,248 shares. The ownership of Fidelity Growth Company Fund, an investment company, amounted to 8,129,800 shares or 5.895 percent of the outstanding stock. Edward C. Johnson 3d, FMR, through its control of Fidelity, and the funds each has sole power to dispose of the 13,672,248 shares owned by the funds. Fidelity Management Trust Company ('Trust Company'), a wholly owned subsidiary of FMR and a bank, is the beneficial owner of 1,700,990 shares. Edward C. Johnson 3d and FMR, through its control of the Trust Company, each has sole dispositive power over 1,700,990 shares and sole power to vote the shares. Approximately 49 percent of the voting stock of FMR is owned by Mr. Johnson and members of his family. Mr. Johnson, Ms. Johnson and members of their family form a controlling group with respect to FMR. Mr. Johnson serves as Chairman and Ms. Johnson serves as a director of FMR. Fidelity International Limited (Pembroke Hall, 42 Crowlane, Hamilton, Bermuda), an investment adviser, beneficially owned 375,700 shares as of December 31, 2000 and has the sole power to vote and dispose of such shares.

                                   PROPOSAL 1
                 AMENDMENT OF THE CERTIFICATE OF INCORPORATION
                          TO CHANGE THE COMPANY'S NAME

    On August 8, 2001 the Board of Directors approved an amendment to Article First of the Company's Certificate of Incorporation to change the name of the Company to Foot Locker, Inc. and recommended that this amendment be submitted to shareholders for approval at a special meeting of shareholders. For the reasons described below, the Board of Directors believes that changing the name of the Company is in the best interests of the Company and our shareholders. In order to accomplish this name change, it is necessary to amend the applicable provision of the Company's Certificate of Incorporation.

REASONS FOR AMENDMENT

    We have operated retail stores with the Foot Locker name since 1974 when we opened the first Foot Locker store. The Foot Locker brand is one of the most widely recognized names in the market segments in which we operate, epitomizing high quality for the active lifestyle customer. We are seeking your approval to change the name of the Company to Foot Locker, Inc. because we believe that the Foot Locker name will more effectively emphasize our focus as an athletic specialty retailer to our customers, suppliers, shareholders, and other stakeholders. In addition, the Foot Locker name represents an important connection with our customers.

    When we changed the name of the Company to Venator Group, Inc. in 1998, our portfolio of businesses included a mix of athletic and certain non-athletic businesses. Over the past several years, however, we executed a strategic plan aimed at building on the core strengths of the Foot Locker business and divesting all of our non-athletic footwear and apparel operations. Today, we are a leading global specialty retailer of athletic footwear and apparel, with our continuing businesses consisting of Foot Locker, Lady Foot Locker, Kids Foot Locker, Champs Sports and Footlocker.com/Eastbay. As a result, we believe that the Venator Group name does not effectively define our business as it exists today or build on the world-class brand of the Foot Locker name.

    The name change of the Company will not in any way affect the validity of currently outstanding stock certificates. You will not be required to surrender or exchange any stock certificates that you currently hold. Further, our ticker symbol on the New York Stock Exchange will continue to be 'Z.' The Board of Directors believes that the adoption of the proposed amendment to the Certificate of Incorporation is in the best interests of the Company and our shareholders. Accordingly, the Board is proposing that Article First of the Certificate of Incorporation be amended to change the name of the Company to 'Foot Locker, Inc.' The full text of Article First of the Certificate of Incorporation, as proposed to be amended, is as follows:

          'FIRST: The name of the corporation is `Foot Locker, Inc.' (hereinafter called the `Corporation').'

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY.

DEADLINES FOR NOMINATIONS AND SHAREHOLDER PROPOSALS

    Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 at the 2002 annual meeting must be received by the Secretary of the Company no later than January 1, 2002 in order to be considered for inclusion in the 2002 proxy statement. Under the Company's By-laws shareholders must follow certain procedures to nominate a person for election to the Board of Directors or to introduce an item of business at an annual meeting. Shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Company located at 112 West 34th Street, New York, New York 10120. We must receive notice of a shareholder's intention to introduce a nomination or proposed item of business for an annual meeting not less than 90 days nor more than 120 days before the first anniversary of the prior year's meeting. Assuming that our 2002 annual meeting is held on schedule, we must receive this notice no earlier than February 14, 2002 and no later than March 16, 2002. However, if we hold the annual meeting on a date that is not within 30 days before or after such anniversary date, we must receive the notice no later than ten days after the earlier of the date we first provide notice of the meeting to shareholders or announce it publicly.

    Notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. Any shareholder who wishes to nominate a candidate for election to the Board should obtain a copy of the relevant section of the By-laws from the Secretary of the Company. Notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business and certain other information about the shareholder.

                                 OTHER BUSINESS

    The Board of Directors knows of no other business that will be presented at this special meeting of shareholders. If other matters properly come before the meeting, including matters which may have been proposed for inclusion in the Company's proxy materials but were omitted pursuant to the rules of the SEC, the persons named as proxies will exercise their discretionary authority to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors
                                          GARY M. BAHLER
                                          Secretary

September 26, 2001

                                   Appendix 1

P R O X Y

                               VENATOR GROUP, INC.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR
       THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 1, 2001

     J. Carter Bacot, Gary M. Bahler, Matthew D. Serra, or any of them, each with power of substitution, are hereby authorized to vote the shares of the undersigned at the Special Meeting of Shareholders of Venator Group, Inc., to
be held on November 1, 2001, at 9:00 A.M., local time, at Venator Group, Inc., 112 West 34th Street, New York, New York 10120, and at any adjournment or postponement thereof, upon the matters set forth in the Venator Group, Inc. Proxy Statement and upon such other matters as may properly come before the Special Meeting, voting as specified on the reverse side of this card with respect to the matters set forth in the Proxy Statement, and voting in the discretion of the above-named persons on such other matters as may properly come
before the Special Meeting.                         (Address Changes)

                                             ---------------------------------

                                             ---------------------------------

IF YOU ARE NOT VOTING BY TELEPHONE OR        ---------------------------------
INTERNET, PLEASE SIGN AND DATE THE
REVERSE SIDE OF THIS PROXY CARD AND          ---------------------------------
PROMPTLY RETURN IT IN THE ENCLOSED
ENVELOPE. THE PERSONS NAMED ABOVE AS
PROXIES CANNOT VOTE YOUR SHARES UNLESS
YOU SIGN AND RETURN THIS CARD.

YOU MAY SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE
BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOX IF          SEE REVERSE
YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF                       SIDE
DIRECTORS' RECOMMENDATION.

--------------------------------------------------------------------------------
      FOLD AND DETACH HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET



                    HOW TO RECEIVE YOUR SHAREHOLDER MEETING
                               MATERIALS ON-LINE

     You may choose to receive future annual reports and proxy statements of the Company on-line via the Internet by submitting your consent to on-line access to the Company. By choosing the option of electronic delivery, you will help us reduce printing and postage costs for this material.

     If you are a registered shareholder and you wish to consent to Internet delivery of future annual reports and proxy statements, please follow the instructions below.

     o  Log on to the Internet and go to the web site:
        http://www.econsent.com/z. (If you are voting your shares for this meeting using the Internet, you can link to this web site directly from the web site where you vote your shares.)

     o You will be asked to consent to Internet delivery of shareholder meeting materials and provide your taxpayer I.D.number (U.S.social security number),e-mail address and account number. Your account number is the 10-digit hyphenated number located above your name on the proxy card. You will not need to provide an account number if you only hold shares through the Venator Group 401(k) Plan.

     If you are not a registered shareholder and you wish to consent to Internet delivery of future annual reports and proxy statements, please contact the bank, broker or other holder of record through which you hold your shares and inquire about the availability of this option for you.

     If you consent to electronic delivery, your account will be so noted and, when the Company's 2001 Annual Report and Proxy Statement for the 2002 Annual Meeting become available, you will be notified by e-mail on how to access the materials on the Internet. If you do elect to receive your Venator Group materials via the Internet, you can still request paper copies by contacting the Secretary of the Company at 112 West 34th Street, New York, NY 10120.

     Your consent to electronic access will remain in effect unless you revoke it. You may change or revoke your consent at any time by going to the above website and following the applicable instructions or by calling EquiServe Trust Company N.A. at 1-800-519-3111.

     Please mark your
[X]  votes as in this                                                 1541
     example.



                  DIRECTORS RECOMMEND A VOTE "FOR" PROPOSAL 1.

                                                                        FOR    AGAINST    ABSTAIN
1. AMENDMENT OF CERTIFICATE OF INCORPORATION TO CHANGE THE NAME         [ ]      [ ]         [ ]
   OF THE COMPANY.


I plan to attend meeting.   [ ]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.







SIGNATURE(S)                                   DATE                     , 2001
            --------------------------------        --------------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If signing on behalf of a corporation, sign the full corporate name by authorized officer. The signer hereby revokes all proxies heretofore given by the signer to vote at the November 1, 2001 Special Meeting of Shareholders of Venator Group, Inc. and any adjournment or postponement thereof.
--------------------------------------------------------------------------------
      FOLD AND DETACH HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET



                         VOTE BY TELEPHONE OR INTERNET

     Remember, you may vote the shares held in your account by telephone or via the Internet. Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card. If you choose to vote by telephone or via the Internet, you do not need to mail back your proxy card.

     To vote electronically, please use the following directions:

     o  Have your proxy card and social security number available.

     o Be ready to enter the PIN number printed on this card just below the perforation.

     Proxy Vote-By-Phone

     o  Dial 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day, 7 days a week.

     Proxy Vote-By-Internet

     o Log on to the Internet and go to the web site http://www.eproxyvote.com/z

     Both voting systems preserve the confidentiality of your vote and will confirm your voting instructions with you. You may also change your selections on any or all of the proposals to be voted.



                  Your vote is important. Thank you for voting.